                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 18, 2002


                          Discover Card Master Trust I
                  -------------------------------------------
               (Exact name of registrant as specified in charter)



    Delaware                      0-23108                        51-0020270
    --------                      -------                        ----------
   (State of                    (Commission                    (IRS Employer
 Organization)                 File Number)                 Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                                    19720
-------------------------------------------                             -----
(Address of principal executive offices)                             (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5.    Other Events

                  Series 2002-1. On January 18, 2002, the registrant made available to investors a prospectus supplement, dated January 15, 2002, and prospectus, dated January 15, 2002, with respect to the issuance of $1,000,000,000 aggregate principal amount of Series 2002-1 Floating Rate Class A Credit Card Pass-Through Certificates and $52,632,000 aggregate principal amount of Series 2002-1 Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, pursuant to the Pooling and Servicing Agreement, dated as of October 1, 1993, between Discover Bank (formerly Greenwood Trust Company) as Master Servicer, Servicer and Seller and U.S. Bank National Association (formerly First Bank National Association, successor trustee to Bank of America Illinois, formerly Continental Bank, National Association) as Trustee, as amended, and the Series Supplement for Series 2002-1, to be dated as of January 23, 2002, between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee. A copy of the prospectus and prospectus supplement is attached as Exhibit 99.


Item 7.    Exhibits

Exhibit No.       Description

Exhibit 99 Prospectus, dated January 15, 2002, and Prospectus Supplement, dated January 15, 2002, with respect to the Floating Rate Class A Credit Card Pass-Through Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of Discover Card Master Trust I, Series 2002-1.


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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            Discover Card Master Trust I
                                               (Registrant)


                                            By:      Discover Bank
                                                     (Originator of the Trust)



Date:    January 18, 2002                   By:    /s/ Michael F. Rickert
                                               --------------------------------
                                               Michael F. Rickert
                                               Vice President, Chief Accounting
                                                 Officer and Treasurer


                                     PAGE 3
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                                INDEX TO EXHIBITS

Exhibit             Description                                                                            Page
99                  Prospectus, dated January 15, 2002, and Prospectus Supplement, dated January 15,        --
                    2002, with respect to the Floating Rate Class A Credit Card Pass-Through
                    Certificates and the Floating Rate Class B Credit Card Pass-Through Certificates of
                    Discover Card Master Trust I, Series 2002-1.


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